Attachment Pursuant to Item G.1.a.

While controls are in place and operating effectively when followed, they were not appropriately followed by SS&C Fund Administration to ensure the accruals and expense limitation agreement terms were correctly implemented within the Fund's official books and records. The issues identified during the Fund’s September 30, 2024 audit have been documented for knowledge of the Fund’s ongoing and future operations and internal post-mortem discussions have occurred to reiterate the controls and procedures of timely communication of all expense matters to SS&C Fund Accounting for implementation to prevent any oversight in controls and procedures in the future.

Additionally, SS&C Fund Administration is currently analyzing all expenses in order to implement correct accruals and adjustments for all applicable Fund expenses. All items identified during the Fund's annual audit are documented for future expense budgeting review and monitoring and escalations to the custodian and transfer agent are ongoing to ensure invoices are received and any applicable adjustments are applied to the Fund's updated budget.

Lastly, SS&C Fund Administration will have additional discussions with X-Square to ensure periodic tax amounts are recorded to the official books and records to prevent the recurrence of any future Net Asset Value Errors.